Bear, Stearns & Co. Inc.                TOP2-FTIE2                April 30, 2001
gmahan                                 SENSITIVITY                   02:33PM EDT
                                                                     Page 1 of 2


                  SETTLE DATE: 5/10/2001 CURVE DATE: 4/20/2001

   -------------------------------------------------------------------------
                                TRANCHE: A1 (AAA)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              5.701              5.589             AVG. LIFE
                            1                  1              PRIN. START
                           112                108              PRIN. END
   ============== ================== ====================== ================
    100.226939       6.057             6.055                  Yield
                     4.591             4.519                  Duration
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
                                TRANCHE: A4 (AAA)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              9.710              9.466             AVG. LIFE
                           112                108             PRIN. START
                           119                118              PRIN. END
   ============== ================== ====================== ================
    100.484824       6.555             6.553                  Yield
                     6.992             6.864                  Duration
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
                                 TRANCHE: B (AA)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              9.931              9.863             AVG. LIFE
                           119                118             PRIN. START
                           119                119              PRIN. END
   ============== ================== ====================== ================
    100.428518       6.788             6.788                  Yield
                     7.029             6.995                  Duration
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
                                 TRANCHE: C (A)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              9.931              9.931             AVG. LIFE
                           119                119             PRIN. START
                           119                119              PRIN. END
   ============== ================== ====================== ================
    100.454765       6.988             6.988                  Yield
                     6.963             6.963                  Duration
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
                                 TRANCHE: D (A-)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              9.976              9.931             AVG. LIFE
                           119                119             PRIN. START
                           120                119              PRIN. END
   ============== ================== ====================== ================
    100.443301       7.143             7.143                  Yield
                     6.934             6.913                  Duration
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
                                TRANCHE: E (BBB)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO        PREPAY
       PRICE             10.093             10.031             AVG. LIFE
                           120                119             PRIN. START
                           128                128              PRIN. END
   ============== ================== ====================== ================
    100.430707       7.398             7.391                  Yield
                     6.896             6.868                  Duration
   -------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                TOP2-FTIE2                April 30, 2001
gmahan                                 SENSITIVITY                   02:33PM EDT
                                                                     Page 2 of 2


                  SETTLE DATE: 5/10/2001 CURVE DATE: 4/20/2001

   -------------------------------------------------------------------------
                                TRANCHE: F (BBB-)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE             11.522             11.413             AVG. LIFE
                           128                128             PRIN. START
                           143                140              PRIN. END
   ============== ================== ====================== ================
     99.551082       7.879             7.874                  Yield
                     7.356             7.314                  Duration
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
                                TRANCHE: X1 (IO)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              8.667              8.490             AVG. LIFE
                            1                  1              PRIN. START
                           237                234              PRIN. END
   ============== ================== ====================== ================
      4.037610       10.518            9.898                  Yield
                     4.039             4.001                  Duration
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
                                TRANCHE: X2 (IO)
   =========================================================================
                     .00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              7.014              7.014             AVG. LIFE
                            84                 84             PRIN. START
                            84                 84              PRIN. END
   ============== ================== ====================== ================
      6.246908       6.500             6.500                  Yield
                     3.139             3.139                  Duration
   -------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                TOP2-FTIE2                  May 01, 2001
gmahan                                 SENSITIVITY                   03:04PM EDT
                                                                     Page 1 of 2


                  SETTLE DATE: 5/10/2001 CURVE DATE: 4/20/2001

--------------------------------------------------------------------------------------
                                TRANCHE: A1 (AAA)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                  5.701             5.589                5.123              AVG. LIFE
============ =============== ================== ========================= ============
                  6.057             6.055                6.048                Yield
 100.226939     116.422           117.286              120.811              AL Spread
                  4.591             4.519                4.212              Duration
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                TRANCHE: A4 (AAA)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                  9.710             9.466                9.647              AVG. LIFE
============ =============== ================== ========================= ============
              6.555           6.553              6.554                      Yield
 100.484824   129.504         131.550            130.037                    AL Spread
              6.992           6.864              6.958                      Duration
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                 TRANCHE: B (AA)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                  9.931             9.863                9.931              AVG. LIFE
============ =============== ================== ========================= ============
              6.788           6.788              6.788                      Yield
 100.428518   151.500         151.627            151.500                    AL Spread
              7.029             6.995             7.029                      Duration
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                 TRANCHE: C (A)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                  9.931             9.931               10.021              AVG. LIFE
============ =============== ================== ========================= ============
              6.988           6.988              6.989                      Yield
 100.454765   171.500         171.500            171.332                    AL Spread
              6.963           6.963              7.007                      Duration
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                 TRANCHE: D (A-)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                  9.976             9.931               11.285              AVG. LIFE
============ =============== ================== ========================= ============
              7.143           7.143              7.151                      Yield
 100.443301   186.868         186.952            184.318                    AL Spread
              6.934           6.913              7.528                      Duration
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                 TRANCHE: E (BBB)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                 10.093            10.031               12.449              AVG. LIFE
============ =============== ================== ========================= ============
              7.398           7.391              7.389                      Yield
 100.430707   212.024         211.535            205.109                    AL Spread
              6.896           6.868              7.894                      Duration
--------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                TOP2-FTIE2                  May 01, 2001
gmahan                                 SENSITIVITY                   03:04PM EDT
                                                                     Page 2 of 2


                  SETTLE DATE: 5/10/2001 CURVE DATE: 4/20/2001

--------------------------------------------------------------------------------------
                               TRANCHE: F1 (BBB-)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                 11.522            11.413               14.567              AVG. LIFE
============ =============== ================== ========================= ============
              7.879           7.874              7.873                      Yield
  99.551082   256.419         256.208            248.072                    AL Spread
              7.356           7.314              8.435                      Duration
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                TRANCHE: X1 (IO)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                  8.667             8.490                8.243              AVG. LIFE
============ =============== ================== ========================= ============
              10.518          9.898              8.164                      Yield
 4.037610     535.381         475.002            303.885                    AL Spread
              4.039           4.001              3.974                      Duration
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                 TRANCHE: X2 (IO)
======================================================================================
              .00% CPR.YMLO   100.00% CPR.YMLO       .00% CPR.YMLO            PREPAY
   PRICE                                         18L65R200BCDR.PI.LO(12)       LOSS
                  7.014             7.014                7.014              AVG. LIFE
============ =============== ================== ========================= ============
              6.500           6.500              6.500                      Yield
 6.246908     148.720         148.720            148.720                    AL Spread
              3.139           3.139              3.139                      Duration
--------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                TOP2-FTIE2                April 30, 2001
gmahan                                 SENSITIVITY                   04:35PM EDT
                                                                     Page 1 of 2


                  SETTLE DATE: 5/10/2001 CURVE DATE: 4/26/2001

   -------------------------------------------------------------------------
                                TRANCHE: A1 (AAA)
   =========================================================================
                   50.00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              5.68               5.59              AVG. LIFE
   ============== ================== ====================== ================
                     5.987             5.986                  Yield
    100.218917       117.3             118.1                  AL Spread
                     4.59              4.53                   Duration
   -------------------------------------------------------------------------
   -------------------------------------------------------------------------
                                TRANCHE: A4 (AAA)
   =========================================================================
                   50.00% CPR.YMLO     100.00% CPR.YMLO         PREPAY
       PRICE              9.68               9.47              AVG. LIFE
   ============== ================== ====================== ================
                     6.473             6.471                  Yield
    100.487311       129.7             131.5                  AL Spread
                     7.00              6.89                   Duration
   -------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.